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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                             -----------------------

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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                        Date of Report (Date of earliest
                       event reported):  February 14, 1995

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                               NASH-FINCH COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     0-785               41-0431960
         --------                     -----               ----------
(State of incorporation)           (Commission         (I.R.S. Employer
                                   File Number)         Identification No.)



7600 France Avenue South, P.O. Box 355, Minneapolis MN                55440-0355
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(Address of principal executive offices)                              (zip code)


Registrant's telephone number, including area code:  612/832-0534
                                                     ------------

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Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

(a)  Previous Independent Accountants

     (i) On February 14, 1995, the Board of Directors of Nash-Finch Company (the "Registrant") decided to change independent accountants for the fiscal year beginning January 1, 1995 and thereby dismissed KPMG Peat Marwick LLP, such dismissal to become effective upon completion of the audit for the fiscal year ended December 31, 1994.

     (ii) The reports of KPMG Peat Marwick LLP on the Registrant's financial statements for the past two years contained, and the report for the most recent year is expected to contain, no adverse opinion or disclaimer of opinion and were not, or in the case of the most recent fiscal year is not expected to be, qualified or modified as to uncertainty, audit scope or accounting principle.

     (iii) The Registrant's Audit Committee participated in and recommended to the Board of Directors of the Registrant the decision to change independent accountants.

     (iv) In connection with its audits for the two most recent fiscal years and through February 14, 1995, there have been no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG Peat Marwick LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

     (v) The Registrant believes that during the two most recent fiscal years and through February 14, 1995, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

     (vi)  The Registrant delivered a copy of this Form 8-K report to KPMG
           Peat Marwick LLP on February 22, 1995. Concurrently therewith, the Registrant requested that KPMG Peat Marwick LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with the above statements. The Registrant has requested that KPMG Peat Marwick LLP provide such letter as soon as possible so that the Registrant will be able to file the letter as Exhibit 16 to this Form 8-K report within ten business days after the initial filing, or within two business days of receipt of such letter, whichever is earlier.

(b)  New Independent Accountants

     (i) The Board of Directors of the Registrant has approved the engagement of Ernst & Young LLP as its new independent accountants for the fiscal year ending December 30, 1995. During the two most recent fiscal years and through February 14, 1995, the Registrant has not consulted with Ernst & Young LLP on items which concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304(a)(2)).


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Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)  EXHIBITS

            *   16   Letter from KPMG Peat Marwick LLP to the SEC.

                                        3
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            *   To be filed by amendment on Form 8-K/A in accordance with
                Item 304(a)(3) of Regulation S-K.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  NASH-FINCH COMPANY


                                                  /s/ Norman R. Soland
                                                  -----------------------------
                                                  Norman R. Soland, Esq.
                                                  Vice President, Secretary
                                                  and General Counsel

Dated:  February 21, 1995

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                                INDEX TO EXHIBITS

Exhibit                                                                     Page
- -------                                                                     ----

* 16         Letter from KPMG Peat Marwick LLP
             to the SEC.

                                        5
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*            To be filed by amendment on Form 8-K/A in accordance with
             Item 304(a)(3) of Regulation S-K.